Finance Receivables, net	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Finance Receivables	Finance receivables, net
Accounting Policy
Finance receivables consist of receivables in relation to sales-type leases. We perform ongoing credit evaluations of our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, the aging of the finance receivables balances, expected lifetime losses, and current economic conditions that may affect a customer’s ability to pay.
The following table lists the components of the finance receivables as of December 31, 2019 and 2018:

As of December 31	2018	2019
(in millions)	€	€
Finance receivables, gross	893.7	994.4
Unearned interest	(7.5)	(8.8)
Finance receivables, net	886.2	985.6
Current portion of finance receivables, gross	613.3	568.4
Current portion of unearned interest	(2.2)	(3.9)
Non-current portion of finance receivables, net	275.1	421.1

The increase in finance receivables as of December 31, 2019 compared to December 31, 2018 is mainly due to free-use periods and support of capacity ramp-up of high-end systems which are part of the early-insertion lifecycle of the technology.
At December 31, 2019, finance receivables, gross due for payment in each of the next 5 years and thereafter are as follows:

(in millions)	€

2020	568.4
2021	257.7
2022	168.3
2023	—
2024	—
Thereafter	—
Finance receivables, gross	994.4

Gross profit recognized at the commencement date of the lease for our sales-type leases amounts to €343.9 million during 2019 (2018: €446.5 million; 2017: €247.4 million). Interest income for our sales-type leases in 2019 amounts to €4.7 million (2018: €4.9 million; 2017: €4.0 million).
In 2019, 2018 and 2017 we did not record any expected credit losses from finance receivables. As of December 31, 2019, the finance receivables were neither past due nor impaired.